nd August 21, 2024

2 Participants Agenda Q2 2025 Overview Industry Update Financial and Operational Highlights Outlook Closing Remarks Q&A Steven E. Nielsen Chief Executive Officer Daniel S. Peyovich President and Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information 3 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending October 26, 2024, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s Senior Credit Facility, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in slides 15 through 20 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

Q2 2025 Overview 4 Financial Highlights Q2-25 Q2-24 Y/Y Contract Revenues $1,203 $1,042 15.5% Organic Revenue Growth1 9.2% Adjusted EBITDA $158.3 $130.8 21.1% Adjusted EBITDA % 13.2% 12.6% Adjusted Diluted EPS $2.46 $2.03 21.2% Announced Planned Leadership Transition • On November 30, 2024, Steven E. Nielsen will retire as Chief Executive Officer • Daniel S. Peyovich, currently President and Chief Operating Officer, will succeed him in the CEO role Operating Performance • Revenue growth and margin expansion Liquidity • In May 2024, amended Senior Credit Facility to expand term loan capacity and extend maturity to January 2029 • Strong liquidity of $622.0 million Capital Allocation • In Q2 2025, acquired a telecommunications construction contractor expanding our geographic footprint to Alaska $ Millions, Except EPS See slides 15 through 20 of this presentation for a reconciliation of Non-GAAP measures.

Recent Acquisition 5 In August 2024, Dycom acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash • The acquired business provides wireless construction services primarily in the states of New York, New Jersey, Missouri, Kansas, Colorado, Utah, Wyoming, Idaho and Montana • The acquisition strategically expands our geographic presence enabling Dycom to more broadly address growth opportunities in wireless network modernization, including Open RAN transformation initiatives, and deployment services • During Q3 2025 and Q4 2025, we expect modest revenues as the business is currently focused on site acquisition for next year’s construction program • For fiscal 2026, we anticipate this acquisition to contribute $250 million to $275 million of contract revenues with post-integration EBITDA margins in line with our consolidated average • We currently expect this acquisition to add approximately $1.0 billion of total backlog, which we will reflect in our Q3 2025 report

Industry Update 6 An increasing number of diverse industry participants are constructing or upgrading wireline networks throughout the country to enable the delivery of gigabit network speeds to consumers and businesses In addition, the advent of AI data centers has sparked the highest level of interest in national deployments of high- capacity low latency intercity networks we have seen in the last 25 years Finally, wireless networks are deploying additional spectrum bands and equipment to more broadly and efficiently provision higher broadband services for both fixed and mobile access • Industry participants believe a single high-capacity fiber network can most cost effectively serve both consumers and businesses, enabling multiple revenue streams from a single investment • Some of these same industry participants who also provide wireless services, strongly believe that the ability to provision converged wireline fiber and wireless services creates significant competitive advantages • This belief is evident as some wireless providers have recently invested in new fiber providers while another wireline/wireless provider is deploying fiber networks outside its traditional geographic footprint These views support our belief that the appetite for massive fiber deployments is irreversible and continues to meaningfully broaden the opportunities for our industry • We are pleased that a number of our customers have entered into strategic transactions and refinancings intended to fund incremental fiber deployments over the next several years • In addition, public capital programs are providing an unprecedented level of support for rural broadband; the largest of these programs, the BEAD program, includes over $40 billion to address the most difficult and expensive deployment locations in America and represents a generational deployment opportunity Macro-Economic conditions appear stable • The market for labor has improved in many regions around the country; automotive and equipment supply chains have normalized and prices for capital equipment have been stable since the first of the year • Within this context, we remain confident that our scale and financial strength position us well to deliver valuable service to our customers

Contract Revenues 7 Top 5 Customers - Percentage of Total Contract Revenues Non-GAAP Organic Growth (Decline)%1 Q2 2025 Organic Growth: Total Customers Top 5 Customers2 All Other Customers3 9.2% 7.1% 12.3% AT&T Lumen Customer #4 20.6% 0.7% 73.2% Top 5 customer concentration reduced to 54.9% in Q2 2025 compared to 59.2% in Q2 2024 Fiber construction revenue from electric utilities was $88.7 million in Q2 2025 $ Millions

Backlog, Awards and Employee Headcount 8 Customer Description of Services Area Term (in years) Verizon Construction NY 2 Brightspeed Construction OH, PA, NJ, VA, NC 2 Comcast Maintenance & Construction Nationwide 3 AT&T Utility Line Locating CA 4 Various Rural Fiber Deployments AZ, OK, AR, AL, NC 1-3 Selected Q2 2025 Awards and Extensions: Backlog4 $ Billions Employee Headcount

Financial Highlights 9 • Contract revenues of $1.203 billion increased 15.5% year-over-year • Organic contract revenues increased 9.2% year-over-year after excluding $65.9 million of contract revenues from acquired businesses • Non-GAAP Adjusted EBITDA increased to $158.3 million, or 13.2% of contract revenues • Non-GAAP earnings increased to $2.46 per common share diluted 12.6% 13.2% Non-GAAP Adjusted EBITDA % of Contract Revenues Contract Revenues Non-GAAP Adjusted EBITDA Non-GAAP Adjusted Diluted EPS

Debt and Liquidity Overview 10 • Strong liquidity of $622.0 million at Q2 2025 • In May 2024, amended Senior Credit Facility to expand term loan capacity and extend maturity to January 2029 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt maturity profile and liquidity provide financial flexibility

Cash Flow Overview 11 • Operating cash flow used to support sequential growth during Q2 2025 • Days Sales Outstanding (“DSO”)7 were 117 days, an increase of 7 days sequentially • Gross capital expenditures were $65.4 million and disposal proceeds were $9.5 million for Q2 2025 • In Q2 2025, acquired a telecommunications construction contractor for $20.8 million, net of cash acquired, expanding our geographic footprint to Alaska • In Q3 2025, acquired Black & Veatch’s public carrier wireless telecommunications infrastructure business for $150 million in cash

Q3 2025 Outlook: CONTRACT REVENUES Increase mid- to high single digit as a percentage of contract revenues, compared to $1.136 billion for Q3 2024 Included in the expectation for the current quarter is approximately $75 million of acquired revenues, compared to the prior year period that included $45.2 million of acquired revenues and $26.5 million of revenues from the impacts of a change order and the closeout of several projects NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases 25 to 50 basis points compared to 12.9% in Q3 2024, after excluding 1.8% of incremental benefit in Q3 2024 EBITDA margin from the impacts of a change order and closeout of several projects The expectation of Non-GAAP Adjusted EBITDA excludes $5.5 million of pre-tax integration costs related to the Q3 2025 acquisition Q3 2025 Supplemental Outlook Information: AMORTIZATION EXPENSE* $9.5 million STOCK-BASED COMPENSATION EXPENSE $14.3 million Includes $7.1 million of incremental expense related to CEO succession transition INTEREST EXPENSE, NET* $17.5 million NON-GAAP EFFECTIVE INCOME TAX RATE 26.5% DILUTED SHARES 29.6 million *Q3 2025 ACQUISITION We expect pre-tax integration costs of $5.5 million, which we will exclude from Non-GAAP Adjusted EBITDA Other expected pre-tax costs related to the acquisition that are included in our consolidated outlook are: • $3.7 million of amortization expense (included in the $9.5 million expectation) • $2.4 million of interest expense (included in the $17.5 million expectation) On a GAAP basis, the combined pre-tax integration and other costs are expected to total approximately $11.6 million, or $0.29 per common share diluted, on an after-tax basis 12 Outlook for Quarter Ending October 26, 2024 (Q3 2025)

Closing Remarks 13 We maintain significant customer presence throughout our markets and are encouraged by the increasing breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands and fixed wireless access continues this year • Demand for low latency AI data center connectivity is growing rapidly • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We are pleased that many of our customers are committed to multi-year capital spending initiatives as our nation and industry experience more stable economic conditions

Notes 1. Organic growth (decline) % from businesses that are included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2. Top 5 customers for Q2 2025 were AT&T, Lumen, Comcast, Customer #4, and Verizon. Top 5 Customer Organic Growth is calculated as the year-over-year organic revenue change for the current period top 5 customers. 3. Q2 2025 percentage of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table: 4. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 5. As of both Q1 2025 and Q2 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 14 Charter Frontier Brightspeed Windstream Dominion Energy 6.9% 6.1% 6.0% 2.0% 1.3%

Non-GAAP Reconciliations Q2 2025 15

Explanation of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. Management believes Non-GAAP Organic Contract Revenues is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before certain non-recurring items and the related tax impact. Management believes Non-GAAP Adjusted Net Income is a helpful measure for comparing the Company’s operating performance with prior periods. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. • Notional Net Debt - Notional net debt is a Non-GAAP financial measure that is calculated by subtracting cash and equivalents from the aggregate face amount of outstanding debt. Management believes notional net debt is a helpful measure to assess the Company’s liquidity. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Stock-based compensation modification - During the quarter ended July 27, 2024, the Company announced its CEO succession plan and transition. In connection with this transition, the Company incurred stock-based compensation modification expense. The Company excludes the impact of the award modification because the Company believes it is not indicative of its underlying results or ongoing operations. • Loss on debt extinguishment - Loss on debt extinguishment includes the write-off of deferred financing fees in connection with the amendment of the Company’s credit agreement during the quarter ended July 27, 2024. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance and provides management with a consistent measure for assessing the current and historical financial results. • Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period. 16

Unaudited $ Millions Contract Revenues - GAAP Revenues from Acquired Businesses1 Non-GAAP - Organic Revenues Growth (Decline) % Quarter Ended GAAP - % Non-GAAP - Organic % July 27, 2024 Q2 2025 $ 1,203.1 $ (65.9) $ 1,137.1 15.5% 9.2% July 29, 2023 Q2 2024 $ 1,041.5 $ - $ 1,041.5 April 27, 2024 Q1 2025 $ 1,142.4 $ (71.2) $ 1,071.2 9.3% 2.5% April 29, 2023 Q1 2024 $ 1,045.5 $ - $ 1,045.5 January 27, 2024 Q4 2024 $ 952.5 $ (57.5) $ 895.0 3.8% (2.5%) January 28, 2023 Q4 2023 $ 917.5 $ - $ 917.5 October 28, 2023 Q3 2024 $ 1,136.1 $ (45.2) $ 1,090.9 9.0% 4.6% October 29, 2022 Q3 2023 $ 1,042.4 $ - $ 1,042.4 July 29, 2023 Q2 2024 $ 1,041.5 $ - $ 1,041.5 7.1% 7.1% July 30, 2022 Q2 2023 $ 972.3 $ - $ 972.3 April 29, 2023 Q1 2024 $ 1,045.5 $ - $ 1,045.5 19.3% 19.3% April 30, 2022 Q1 2023 $ 876.3 $ - $ 876.3 January 28, 2023 Q4 2023 $ 917.5 $ - $ 917.5 20.5% 20.5% January 29, 2022 Q4 2022 $ 761.5 $ - $ 761.5 October 29, 2022 Q3 2023 $ 1,042.4 $ - $ 1,042.4 22.1% 22.1% October 30, 2021 Q3 2022 $ 854.0 $ - $ 854.0 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures 17 Non-GAAP Organic Contract Revenues

18 Non-GAAP Organic Contract Revenues – Selected Customers Unaudited $ Millions Contract Revenues – GAAP Revenues from Acquired Businesses1 Non-GAAP - Organic Revenues Growth (Decline) % Quarter Ended GAAP - % Non-GAAP - Organic % Top 5 Customers2 July 27, 2024 Q2 2025 $ 660.6 $ (0.5) $ 660.0 7.1% 7.1% July 29, 2023 Q2 2024 $ 616.5 $ - $ 616.5 All Other Customers (excluding Top 5 Customers) July 27, 2024 Q2 2025 $ 542.5 $ (65.4) $ 477.1 27.6% 12.3% July 29, 2023 Q2 2024 $ 425.0 $ - $ 425.0 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued)

19 Unaudited $ Millions Quarter Ended Quarter Ended July 27, 2024 July 29, 2023 Net income $ 68.4 $ 60.2 Interest expense, net 14.7 12.3 Provision for income taxes 26.4 21.5 Depreciation and amortization 46.6 38.0 Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”) 156.0 132.0 Gain on sale of fixed assets (8.2) (7.6) Stock-based compensation expense 9.5 6.3 Loss on debt extinguishment3 1.0 - Non-GAAP Adjusted EBITDA $ 158.3 $ 130.8 Non-GAAP Adjusted EBITDA % of contract revenues 13.2% 12.6% Note: Amounts above may not add due to rounding. Non-GAAP Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) Unaudited $ and Shares Millions, Except EPS Quarter Ended Quarter Ended July 27, 2024 July 29, 2023 Net income $ 68.4 $ 60.2 Pre-Tax Adjustments: Loss on debt extinguishment3 1.0 - Stock-based compensation modification4 2.2 - Tax Adjustments: Tax impact of pre-tax adjustments 0.9 - Total adjustments, net of tax 4.1 - Non-GAAP Adjusted Net Income $ 72.5 $ 60.2 GAAP diluted earnings per common share $ 2.32 $ 2.03 Total adjustments, net of tax 0.14 - Non-GAAP Adjusted Diluted Earnings per Common Share $ 2.46 $ 2.03 Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share 29.4 29.6 Non-GAAP Adjusted Net Income

Notes to Reconciliation of Non-GAAP Financial Measures 20 1 Amounts represents contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods. 2 Top 5 customers for the quarter ended July 27, 2024 were AT&T, Lumen, Comcast, Customer #4, and Verizon. Top 5 Customer Organic Growth is calculated as the year-over-year organic revenue change for the current period top 5 customers. 3 During quarter ended July 27, 2024, the Company recognized a loss on debt extinguishment of approximately $1.0 million in connection with the amendment of its credit agreement. 4 During the quarter ended July 27, 2024, the Company announced its CEO succession plan and transition. In connection with this transition, the Company will incur approximately $11.4 million of stock-based compensation modification expense through the current CEO’s retirement date of November 30, 2024 related to previously issued existing equity awards. Of this total, approximately $2.2 million was recognized during the quarter ended July 27, 2024.

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